UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 20, 2024 (June 17, 2024)

Melar Acquisition Corp. I

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42134	87-1634103
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

119 West 23rd Street, Suite 206

New York, New York 10011

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (702) 781-1120

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class to be so registered	Trading Symbol(s)	Name of each exchange on which each class is to be registered
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	MACIU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	MACI	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	MACIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On June 20, 2024, Melar Acquisition Corp. I (the “Company”) consummated its initial public offering (“IPO”) of 16,000,000 units (the “Units”), including the issuance of 1,000,000 Units as a result of the underwriters’ partial exercise of the over-allotment option. Each Unit consists of one Class A ordinary share of the Company, par value $0.0001 per share (the “Class A Ordinary Shares”), and one-half of one redeemable warrant of the Company (each, a “Warrant”), with each whole Warrant entitling the holder thereof to purchase one Class A Ordinary Share for $11.50 per share. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $160,000,000. The underwriters retain their right to exercise their over-allotment option to purchase up to 1,250,000 additional Units.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s Registration Statement on Form S-1 (File No. 333-279899) for the IPO, originally filed with the U.S. Securities and Exchange Commission on May 31, 2024 (as amended, the “Registration Statement”):

•	An Underwriting Agreement, dated June 17, 2024, by and between the Company and Cohen & Company Capital Markets, a division of J.V.B. Financial Group, LLC (“CCM”) and Seaport Global Securities LLC (“Seaport,” together with CCM, the “Representatives”), as representatives of the several underwriters, a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference.

•	A Warrant Agreement, dated June 17, 2024, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference.

•	A Letter Agreement, dated June 17, 2024, by and among the Company, the Company’s sponsor, Melar Acquisition Sponsor I LLC (the “Sponsor”), and each of the officers and directors of the Company, a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

•	An Investment Management Trust Agreement, dated June 17, 2024, by and between the Company and Continental Stock Transfer & Trust Company, as trustee, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference.

•	A Registration Rights Agreement, dated June 17, 2024, by and among the Company and certain security holders, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference.

•	A Private Placement Warrants Purchase Agreement, dated June 17, 2024 (the “Sponsor Private Placement Warrants Purchase Agreement”), by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference.

•	A Private Placement Warrants Purchase Agreement, dated June 17, 2024 (the “Underwriters Private Placement Warrants Purchase Agreement,” together with the Sponsor Private Placement Warrants Purchase Agreement, the “Private Placement Warrants Purchase Agreements”), by and among the Company and the Representatives, a copy of which is attached as Exhibit 10.5 hereto and incorporated herein by reference.

•	An Administrative Services Agreement, dated June 17, 2024, by and between the Company and Melar Capital Group LLC, an affiliate of the Sponsor, a copy of which is attached as Exhibit 10.6 hereto and incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

On June 20, 2024, simultaneously with the closing of the IPO, pursuant to the Private Placement Warrants Purchase Agreements, the Company completed the private sale of an aggregate of 5,000,000 warrants (the “Private Placement Warrants”) to the Sponsor and the Representatives at a purchase price of $1.00 per Private Placement Warrant, generating gross proceeds to the Company of $5,000,000. The Private Placement Warrants are identical to the Warrants sold in the IPO, except as otherwise disclosed in the Registration Statement. No underwriting discounts or commissions were paid with respect to such sale. The issuance of the Private Placement Warrants was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On June 18, 2024, in connection with the IPO, the Company filed its amended and restated memorandum and articles of association (the “Amended and Restated Memorandum and Articles of Association”) with the Cayman Islands Registrar of Companies, which was effective on June 17, 2024. The terms of the Amended and Restated Memorandum and Articles of Association are set forth in the Registration Statement and are incorporated herein by reference. A copy of the Amended and Restated Memorandum and Articles of Association is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01. Other Events.

A total of $160,000,000, comprised of $157,000,000 of the net proceeds from the IPO (which amount includes $6,600,000 of the underwriter’s deferred discount) and $3,000,000 of the proceeds of the sale of the Private Placement Warrants, was placed in a U.S.-based trust account maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds in the trust account that may be released to the Company to pay its taxes and up to $100,000 for dissolution expenses, the funds held in the trust account will not be released from the trust account until the earliest of (i) the completion of the Company’s initial business combination, (ii) the redemption of any public shares properly submitted in connection with a shareholder vote to amend the Amended and Restated Memorandum and Articles of Association (A) to modify the substance or timing of the Company’s obligation to allow redemption in connection with the Company’s initial business combination or to redeem 100% of the Company’s public shares if the Company does not complete its initial business combination within the completion window (which is (x) the period ending on the date that is 24 months from the closing of the IPO, or such earlier liquidation date as the Company’s board of directors may approve, in which the Company must complete an initial business combination or (y) such other time period in which the Company must complete an initial business combination pursuant to an amendment to the Amended and Restated Memorandum and Articles of Association) or (B) with respect to any other material provisions relating to shareholders’ rights or pre-initial business combination activity, and (iii) the redemption of the Company’s public shares if we are unable to complete an initial business combination within the completion window, subject to applicable law.

On June 17, 2024, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On June 20, 2024, the Company issued a press release announcing the closing of the IPO, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Description

1.1	Underwriting Agreement, dated June 17, 2024, by and between the Company and Cohen & Company Capital Markets, a division of J.V.B. Financial Group, LLC and Seaport Global Securities LLC, as representatives of the several underwriters.

3.1	Amended and Restated Memorandum and Articles of Association of the Company.

4.1	Warrant Agreement, dated June 17, 2024, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent.

10.1	Letter Agreement, dated June 17, 2024, by and among the Company, Melar Acquisition Sponsor I LLC and each of the officers and directors of the Company.

10.2	Investment Management Trust Agreement, dated June 17, 2024, by and between the Company and Continental Stock Transfer & Trust Company, as trustee.

10.3	Registration Rights Agreement, dated June 17, 2024, by and among the Company and certain security holders.

10.4	Private Placement Warrants Purchase Agreement, dated June 17, 2024, by and between the Company and Melar Acquisition Sponsor I LLC.

10.5	Private Placement Warrants Purchase Agreement, dated June 17, 2024, by and among the Company and Cohen & Company Capital Markets, a division of J.V.B. Financial Group, LLC and Seaport Global Securities LLC.

10.6	Administrative Services Agreement, dated June 17, 2024, by and between the Company and Melar Capital Group LLC.

99.1	Press Release, dated June 17, 2024.

99.2	Press Release, dated June 20, 2024.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MELAR ACQUISITION CORP. I

Date: June 20, 2024	By:	/s/ Gautam Ivatury
Name: Gautam Ivatury
Title: Chief Executive Officer